Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 4 TO THE

CREDIT AGREEMENT

Dated as of July 24, 2006

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P. (the “Borrower”); Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”), the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as syndication agent (the “Syndication Agent”), Bank of America, N.A., KeyBank National Association and Royal Bank of Canada (the “Co-Documentation Agents”), and Citigroup Global Markets Inc. and Merrill Lynch (the “Arrangers”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Borrower party thereto, the Lenders Party thereto (the “Existing Lenders”), the other Lender Parties, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Revolving Credit Agreement dated as of November 3, 2004 (as amended prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Each Person named as a Lender on the signature pages of this Amendment not previously named as a Lender under the Credit Agreement (each, a “New Lender”) has agreed to become a party to the Credit Agreement (as amended hereby) as a Lender, on the terms and subject to the conditions set forth in this Amendment and the Credit Agreement, as amended hereby.

(3) The Borrower and the Existing Lenders have agreed to amend the Credit Agreement, including for the purpose of including each New Lender as a Lender thereunder, on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), hereby amended as follows:

(a) The cover page of the Credit Agreement is hereby amended by deleting the reference to “$350,000,000” thereon.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:

“Amendment No. 4 Effective Date” means the date on which all of the conditions to effectiveness of Amendment No. 4 to the Credit Agreement dated as of July 24, 2006 have been satisfied.

“Charlotte Asset” means the Assets collectively known as the Teleco and Internet Gateway Facility, located at 113 North Myers Street and 125 North Myers Street, Charlotte, Mecklenburg County, North Carolina 28202.

“Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Unencumbered Asset Value”.

(c) Section 1.01 of the Credit Agreement is hereby amended to restate the following definitions set forth therein in their entirety to read as follows:

“Adjusted Net Operating Income” means, with respect to any Asset, (a) the product of (i) four (4) times (ii) (A) Net Operating Income attributable to such Asset less (B) the amount, if any, by which (1) 3% of all rental and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, exceeds (2) all management fees payable in respect of such Asset for such fiscal period less (b) the Capital Expenditure Reserve for such Asset.

“Asset Value” means, at any date of determination, (a) in the case of any Office Asset acquired on or prior to October 31, 2005, the Capitalized Value thereof; provided, however, that in the case of any Office Asset acquired after such date, Asset Value of such Office Asset shall be limited, during the first 12 months following the date of such acquisition, to the lesser of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that an upward adjustment shall be made to Asset Value (in the reasonable discretion of the Administrative Agent) as new Tenancy Leases are entered into in respect of such Office Asset, (b) in the case of any Development Asset, the book value of such Development Asset as determined in accordance with GAAP, (c) in the case of any Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as an Office Asset under the definition thereof, the JV Pro Rata Share of the Capitalized Value of such Asset; provided, however, that in the case of any Joint Venture Asset acquired after October 31, 2005, Asset Value of such Joint Venture Asset shall be limited, during the first 12 months following the date of such acquisition, to the JV Pro Rata Share of the lesser of (i) the acquisition price thereof or (ii) the Capitalized Value thereof, provided further that an upward adjustment shall be made to Asset Value (in the reasonable discretion of the Administrative Agent) as new leases, subleases, licenses and occupancy agreements are entered into in respect of such Joint Venture Asset in the ordinary course of business and (d) in the case of any Joint Venture Asset not described in clause (c) above, the JV Pro Rata Share of the book value of such Joint Venture Asset as determined in accordance with GAAP.

“Capitalized Value” means, in the case of any Asset, the Adjusted Net Operating Income of such Asset divided by 9.0%.

“Net Operating Income” means, with respect to any Asset, the total rental revenue and other income from the operation of such Asset for the fiscal quarter of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, minus (i) all expenses and other proper charges incurred by the applicable Loan Party in connection with the operation and maintenance of such Asset during such fiscal period, including, without limitation, management fees, repairs, real estate and chattel taxes and bad debt expenses, but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP, provided that there shall be no rent leveling adjustments made (and only actual cash rents will be used) when computing Net Operating Income.

“Patriot Act” has the meaning specified in Section 9.11.

“Recourse Debt” means Consolidated Debt of the Parent Guarantor and its Subsidiaries (whether or not secured by any Liens) for which the Parent Guarantor, the Borrower or any of their respective Subsidiaries has personal or recourse liability in whole or in part, exclusive of any such Debt for which such personal or recourse liability is limited to obligations under Customary Carve-Out Agreements.

“Total Unencumbered Asset Value” means an amount equal to the sum of the Asset Values of all Unencumbered Assets; provided, however, that, if at any time (a) there shall be fewer than three Unencumbered Assets, (b) the sum of the Asset Values of all Unencumbered Assets shall not be equal to or greater than $115,000,000 or (c) the weighted average occupancy of all Unencumbered Assets shall not be greater than or equal to 85%, the Total Unencumbered Asset Value shall be zero; and provided further that if the sum of the Asset Values of all Unencumbered Assets located in Canada shall exceed 15% of the Total Unencumbered Asset Value, then Total Unencumbered Asset Value shall be reduced by the amount of such excess (“Excess Canada Value”) other than for purposes of calculating compliance with the financial covenant set forth in Section 5.04(b)(i), with respect to which such reduction shall not apply.

“Unsecured Debt” means, at any date of determination, the amount at such time of all Consolidated Debt of the Parent Guarantor and its Subsidiaries, including, without limitation, the Facility Exposure (as defined herein), that is not secured by any Liens.

(d) The Credit Agreement is hereby amended by deleting all references to “Unsecured Debt Exposure” and substituting therefor references to “Unsecured Debt”.

(e) Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated to read as follows:

“(i) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances and deposit an amount in the L/C Cash Collateral Account in an amount equal to (A) the amount by which the Facility Exposure exceeds the Facility on such Business Day, and (B) after taking into account any payments made pursuant to clause (A), the amount by which Unsecured Debt exceeds 60% of the Total Unencumbered Asset Value on such Business Day, provided that any deposit in the L/C Cash Collateral Account made pursuant to this subsection shall only be required to be maintained therein for so long as such aggregate Available Amount exceeds the Letter of Credit Facility.”

(f) Section 3.02(a) of the Credit Agreement is hereby amended (i) by inserting “(a)” immediately before the words “The obligation of” on the second line thereof, and (ii) deleting the words “Facility Exposure” in clause (y)(iii) thereof and substituting therefor the words “Unsecured Debt”.

(g) Section 4.01(k) of the Credit Agreement is hereby amended be deleting the following sentence therefrom:

“Neither any Loan Party nor any of its Subsidiaries nor any general partner or managing member of any Loan Party or Subsidiary of a Loan Party that is a partnership or a limited liability company, as applicable, is a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.”

(h) Section 4.01(m) of the Credit Agreement is hereby amended and restated to read as follows:

“(m) Each of the Assets listed on Schedule II hereto satisfies all Unencumbered Asset Conditions, except to the extent as otherwise waived in writing by the Lenders. The Loan Parties are the legal and beneficial owners of the Unencumbered Assets free and clear of any Lien, except for the Liens permitted under the Loan Documents.”

(i) Section 5.01(j)(i) of the Credit Agreement is hereby amended by adding the words “(other than a Foreign Subsidiary)” immediately after the words “Excluded Subsidiary” in the third line thereof.

(j) Section 5.01(j)(iii)(A)(2) of the Credit Agreement is hereby amended and restated to read as follows:

“(2) a certificate of the Chief Financial Officer (or other Responsible Officer) of the Borrower confirming that (v) such Asset satisfies all Unencumbered Asset Conditions, (w) the addition of such Asset as an Unencumbered Asset shall not cause or result in a Default or Event of Default, (x) insurance of the types and amounts required by Section 5.01(d) and otherwise consistent with the insurance coverages maintained by the Loan Parties in respect of other Unencumbered Assets is in full force and effect with respect to such Asset, (y) all environmental matters of the type that would be disclosed on Schedule 4.01(s) hereto if the representations set forth in Section 4.01(s) were remade by the Loan Parties with respect to such Asset are set forth on a schedule to such certificate, and (z) set forth on a schedule to such certificate are the projected deferred maintenance and capital expenditure costs for such Asset for a period of not less than five years,”

(k) Section 5.01(j)(iii)(A)(4) of the Credit Agreement is hereby amended and restated to read as follows:

“(4) (x) an American Land Title Association/American Congress on Surveying and Mapping form survey for which all necessary fees have been paid, dated no more than 180 days before the date of its delivery to the Administrative Agent and reasonably acceptable to the Administrative Agent with respect to such Asset, showing a metes and bounds description of such property, all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects reasonably acceptable to the Administrative Agent, and (y) a current record owner and lien search performed by a title insurer acceptable to the Administrative Agent showing that the applicable Loan Party is the current record title holder of such Asset and showing no Liens of record other than Permitted Liens, and”

(l) Clause (i) of the proviso to Section 5.01(j)(iii)(A) of the Credit Agreement is hereby amended and restated to read as follows:

“(i) the failure to comply with one or more of the Unencumbered Asset Conditions or clauses (2) or (4) above shall not preclude the addition of any Proposed Unencumbered Asset as an Unencumbered Asset so long as the Required Lenders shall have expressly consented to the addition of such Asset as an Unencumbered Asset notwithstanding such failure,”

(m) Clause (iii) of the proviso to Section 5.01(j)(iii)(A) of the Credit Agreement is hereby amended by deleting the word “and” at the end thereof.

(n) Clause (iv) of the proviso to Section 5.01(j)(iii)(A) of the Credit Agreement is hereby amended by deleting all references therein to “Telco/Internet Gateway Property” and substituting therefor references to “Charlotte Asset”.

(o) Section 5.01(r) of the Credit Agreement is hereby amended by adding the words “(other than a Foreign Subsidiary)” immediately after the word “Subsidiaries” in the second line.

(p) Section 5.02(b)(ii)(D) of the Credit Agreement is hereby amended and restated to read as follows: “(D) [intentionally omitted]”.

(q) Section 5.02(b)(ii)(F) of the Credit Agreement is hereby amended by deleting the word “unsecured” and substituting therefor the word “Unsecured”.

(r) Section 5.02(b)(ii)(H) of the Credit Agreement is hereby amended and restated to read as follows: “(H) [intentionally omitted]”.

(s) Section 5.02(b)(iii) of the Credit Agreement is hereby amended and restated to read as follows:

“(iii) in the case of the Parent Guarantor or any of its Subsidiaries:

(A) Debt under Customary Carve-Out Agreements,

(B) the Surviving Debt described on Schedule 4.01(o) hereto and any Refinancing Debt, extending, refunding or refinancing such Surviving Debt, and

(C) Recourse Debt (whether secured or unsecured) in an amount not to exceed in the aggregate the sum of (1) 10% of Total Asset Value, plus (2) the Revolving Credit Facility (as defined herein); provided, however, that if at any time the Parent Guarantor shall maintain a Debt Rating from S&P of at least BBB – or a Debt Rating from Moody’s of at least Baa3, then the limitation set forth above in this clause (C) shall not apply and Recourse Debt shall be permitted to the extent the incurrence of such Recourse Debt would not result in a Default or Event of Default by the Parent Guarantor in respect of its financial covenants in Section 5.04(a);”

(t) Section 5.02(b)(iv) of the Credit Agreement is hereby amended by renumbering the “(iv)” at the commencement of such Section to be “(v)”.

(u) A new Section 5.02(b)(iv) is hereby added to the Credit Agreement immediately following Section 5.02(b)(iii) as follows:

“(iv) in the case of the Parent Guarantor, Debt under the Loan Documents; and”

(v) Section 5.02(o) of the Credit Agreement is hereby amended (i) by adding the words “(other than a Foreign Subsidiary)” immediately after the word “Subsidiary” in the second line, and (ii) by deleting the reference to “Section 5.02(b)(ii)(H)” therein and substituting therefor a reference to “Section 5.02(b)(iii)(C)”.

(w) Section 5.04(b) of the Credit Agreement is hereby amended by deleting the heading of clause (i) and replacing it with the following heading: “Maximum Unsecured Debt to Total Unencumbered Asset Value”.

(x) Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Annex A attached hereto.

(y) Exhibit B to the Credit Agreement is hereby amended by deleting paragraph (C) on page 2 thereof and substituting therefor the following:

“(C)	(i) 60% of the Total Unencumbered Asset Value equals or exceeds the Unsecured Debt that will be outstanding after giving effect to the Proposed Borrowing, (ii) before and after giving effect to the Proposed Borrowing, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 of the Credit Agreement and (iii) all supporting information provided to the Administrative Agent and in the case of Eurocurrency Rate Advances, the Sub-Agent, contemporaneously with this Notice of Borrowing was prepared in good faith and accurately shows the computations used in determining compliance with the covenants contained in Section 5.04 of the Credit Agreement.”

(z) Exhibit F to the Credit Agreement is hereby amended and replaced in its entirety with Annex B attached hereto.

SECTION 2. New Lender Assumptions; Reallocation of Pro Rata Shares. (a) On the Amendment Effective Date, each New Lender shall be deemed (without executing an Assignment and Acceptance or Assumption Agreement) to have (i) become a party to the Credit Agreement (as amended hereby) and have the rights and obligations of a Lender thereunder, (ii) represented and warranted that it is legally authorized to enter into the Credit Agreement and this Amendment; (iii) confirmed that it has received a copy of the Credit Agreement and this Amendment, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement (as amended hereby); (iv) agreed that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended hereby); (v) represented and warranted that its name set forth on Annex A hereto is its legal name; (vi) confirmed that it is an Eligible Assignee; (vii) appointed and authorized the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (viii) agreed that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement (as amended hereby) are required to be performed by it as a Lender Party; and (ix) agreed that it will promptly deliver any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement (as amended hereby).

(b) On the Amendment Effective Date, to the extent the Advances then outstanding and owed to any Lender immediately prior to the effectiveness of this Amendment shall be less than such Lender’s Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Advances then outstanding and owed to all Lenders (each such Lender, including any New Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender shall equal such Lender’s Pro Rata Share (calculated immediately following the effectiveness of this Amendment) of all Revolving Credit Advances then outstanding and owed to all Lenders; provided, however, that no Purchasing Lender that is a Lender solely with respect to the U.S. Dollar Revolving Credit Facility shall be deemed pursuant to this Section 2(b) to have purchased any Advances denominated in a Committed Foreign Currency. The assignments deemed made pursuant to this Section 2(b) shall not be subject to the $3,500 processing and recordation fee set forth in Section 9.07(a) of the Credit Agreement.

(c) The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Administrative Agent shall distribute on the Amendment Effective Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c) of the Credit Agreement, then the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses reasonably incurred.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment (including, without limitation, the representation and warranty set forth in Section 4.01(g) of the Credit Agreement, as amended by this Amendment), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and each Lender or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors, and (iii) a Note payable to the order of each Lender requesting the same in a principal amount equal to such Lender’s respective Revolving Credit Commitment as of the Amendment Effective Date.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d) All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

(e) Certified copies of (i) the resolutions of the Board of Directors, general partner or managing member, as applicable, of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) each Guarantor approving the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

(f) A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 5. Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

	By	/s/ Michael F. Foust
		Name:	Michael F. Foust
		Title:	Chief Executive Officer

Signature Page

ADMINISTRATIVE AGENT, SWING LINE BANK, AN EXISTING LENDER AND A LENDER:

CITICORP NORTH AMERICA, INC.

By	/s/ Niraj Shah
	Name:	Niraj Shah
	Title:	Vice President

Signature Page

ISSUING BANK:

CITIBANK, N.A.

By	/s/ David Bouth
	Name:	David Bouth
	Title:	Vice President

Signature Page

OTHER LENDER PARTIES:

MERRILL LYNCH CAPITAL CORPORATION, as an Existing Lender and a Lender

By	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page

BANK OF AMERICA, N.A., as an Existing Lender and a Lender

By	/s/ Allison M. Gauthier
	Name:	Allison M. Gauthier
	Title:	Senior Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION, as an Existing Lender and a Lender

By	/s/ Jane E. McGrath
	Name:	Jane E. McGrath
	Title:	Vice President

Signature Page

ROYAL BANK OF CANADA, as an Existing Lender and a Lender

By	/s/ Dustin Craven
	Name:	Dustin Craven
	Title:	Authorized Signatory

Signature Page

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (F/K/A CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH), as an Existing Lender and a Lender

By		/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

By		/s/ Cassandra Droogan
	Name:	Cassandra Droogan
	Title:	Vice President

Signature Page

UBS LOAN FINANCE LLC, as an Existing Lender and a Lender

By		/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By		/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director

Signature Page

EMIGRANT SAVINGS BANK, as an Existing Lender and a Lender

By		/s/ Patricia Goldstein
	Name:	Patricia Goldstein
	Title:	Senior Executive Vice President

Signature Page

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as an Existing Lender and a Lender

By		/s/ George Lim
	Name:	George Lim
	Title:	FVP & General Manager

By		/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a New Lender and a Lender

By		/s/ Robert P. Reynolds
	Name:	Robert P. Reynolds
	Title:	First Vice President

Signature Page

RAYMOND JAMES BANK, FSB, as a New Lender and a Lender

By		/s/ Thomas F. Macina
	Name:	Thomas F. Macina
	Title:	Vice President

Signature Page

SOCIÉTÉ GÉNÉRALE, as a New Lender and a Lender

By		/s/ Mark Vigil
	Name:	Mark Vigil
	Title:	Managing Director

Signature Page

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a New Lender and a Lender

By		/s/ Jim C.Y. Chen
	Name:	Jim C.Y. Chen
	Title:	Vice President & General Manager

Signature Page

CONSENT

Dated as of July 24, 2006

Each of the undersigned, as a Guarantor under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By		/s/ Michael F. Foust
	Name:	Michael F. Foust
	Title:	Chief Executive Officer

DIGITAL SERVICES, INC.

By		/s/ Michael F. Foust
	Name:	Michael F. Foust
	Title:	Chief Executive Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By		/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

GLOBAL LAFAYETTE STREET, LLC

By:	GLOBAL LAFAYETTE STREET HOLDING COMPANY, LLC,
its member and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

			By	/s/ Michael F. Foust
				Name:	Michael F. Foust
				Title:	Chief Executive Officer

GIP FAIRMONT HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

GIP FAIRMONT, LLC

By:	GIP FAIRMONT HOLDING COMPANY, LLC,
its member and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

			By	/s/ Michael F. Foust
				Name:	Michael F. Foust
				Title:	Chief Executive Officer

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING
COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

			By	/s/ Michael F. Foust
				Name:	Michael F. Foust
				Title:	Chief Executive Officer

Signature Page

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

DIGITAL PRINTER SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC,
its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

		By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

			By	/s/ Michael F. Foust
				Name:	Michael F. Foust
				Title:	Chief Executive Officer

Signature Page

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

DIGITAL TORONTO BUSINESS TRUST

By	/s/ Michael F. Foust
	Name:	Michael F. Foust
	Title:	Trustee and President

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

	By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

		By	/s/ Michael F. Foust
			Name:	Michael F. Foust
			Title:	Chief Executive Officer

Signature Page